THE RBB FUND TRUST

First Eagle Global Equity ETF | (Ticker: FEGE)

First Eagle Overseas Equity ETF | (Ticker: FEOE)

(each a “Fund” and together the “Funds”)

Supplement dated September 21, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated December 31, 2025, as supplemented

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the parent company of First Eagle Investment Management, LLC (“First Eagle”), which is the investment adviser to each of the Funds. Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in First Eagle becoming a wholly owned indirect subsidiary of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreements between the Funds and First Eagle and the related sub-advisory agreements between First Eagle and Exchange Traded Concepts, LLC with respect to the Funds, which will result in automatic termination of those agreements.

Pursuant to the terms of the transaction, it is anticipated that the Board of Trustees (the “Board”) of The RBB Fund Trust will consider a new investment management agreement with Victory Capital Management Inc., an affiliate of Victory Capital, as the investment adviser to the Funds (the “New Advisory Agreement”). If approved by the Board, the New Advisory Agreement will be presented to the shareholders of the Funds for approval, and, if so approved by shareholders, will take effect upon closing of the transaction or such later time as shareholder approval is obtained. There is no assurance that the Board or the shareholders will approve the New Advisory Agreement. Exchange Traded Concepts, LLC's services as investment sub-adviser to the Funds are being evaluated in light of the transaction.

Following the closing of the transaction, First Eagle Investments will operate on Victory Capital’s platform, while retaining its brand, investment philosophies and processes.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investors should retain this supplement for future reference